Exhibit 99

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               September 9, 2002
                                                               -----------------


                              Snap-on Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                           1-7724                    39-0622040
    --------                           ------                    ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (262) 656-5200
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Item 5.              Other Events

On September 9, 2002, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Updates Third-quarter Earnings Outlook; Takes actions to bolster performance in light of continued soft economy; Continues course to drive Operational Fitness and Profitable Growth." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference. The press release also contains cautionary statements identifying important factors that could cause actual results of the Corporation to differ materially from those described in any forward-looking statement of the Corporation.

Item 7.           Financial Statements and Exhibits

(c) Exhibits

       99         Press Release of Snap-on Incorporated, dated September 9, 2002





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                                  EXHIBIT INDEX

Exhibit Number    Description

99                Press Release of Snap-on Incorporated, dated September 9, 2002









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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SNAP-ON INCORPORATED



Date:  September 9, 2002        By:       /s/ Blaine A. Metzger
                                  ----------------------------------------------
                                Blaine A. Metzger, Principal Accounting Officer,
                                Vice President and Controller









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